Exhibit 4.19

CERTIFICATE OF FORMATION

OF

M&I CAPITAL B LLC

1.	The name of the limited liability company is:

M&I CAPITAL B LLC.

2.	The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.	Management of the limited liability company shall be vested in its members.

4.	The name and complete address of the organizer is Larry D. Lieberman, 780 North Water Street, Milwaukee, Wisconsin 53202.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of M&I CAPITAL B LLC this 28th day of May, 2004.

/s/ Larry D. Lieberman

Larry D. Lieberman, Organizer

CERTIFICATE OF FORMATION

OF

M&I CAPITAL D LLC

1.	The name of the limited liability company is:

M&I CAPITAL D LLC.

2.	The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.	Management of the limited liability company shall be vested in its members.

4.	The name and complete address of the organizer is Larry D. Lieberman, 780 North Water Street, Milwaukee, Wisconsin 53202.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of M&I CAPITAL D LLC this 28th day of May, 2004.

/s/ Larry D. Lieberman

Larry D. Lieberman, Organizer

CERTIFICATE OF FORMATION

OF

M&I CAPITAL C LLC

1.	The name of the limited liability company is:

M&I CAPITAL C LLC.

2.	The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.	Management of the limited liability company shall be vested in its members.

4.	The name and complete address of the organizer is Larry D. Lieberman, 780 North Water Street, Milwaukee, Wisconsin 53202.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of M&I CAPITAL C LLC this 28th day of May, 2004.

/s/ Larry D. Lieberman

Larry D. Lieberman, Organizer

CERTIFICATE OF FORMATION

OF

M&I CAPITAL E LLC

1.	The name of the limited liability company is:

M&I CAPITAL E LLC.

2.	The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.	Management of the limited liability company shall be vested in its members.

4.	The name and complete address of the organizer is Larry D. Lieberman, 780 North Water Street, Milwaukee, Wisconsin 53202.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of M&I CAPITAL E LLC this 28th day of May, 2004.

/s/ Larry D. Lieberman

Larry D. Lieberman, Organizer